Other Non-Financial Assets	12 Months Ended
Dec. 31, 2023
Other Non-Financial Assets [Abstract]
Other Non-Financial Assets	Other Non-Financial Assets

(in millions €)	December 31, 2023	December 31, 2022
Deferred expenses	313.2	120.0
Sales tax receivable	5.2	93.8
Prepayments related to CRO and CMO contracts	—	35.3
Other	45.9	29.3
Total	364.3	278.4
Total current	280.9	271.9
Total non-current	83.4	6.5
Deferred expenses mainly comprise prepayments for future expenses of €151.1 million (nil as of December 31, 2022) for the settlement fee of the European Commission to our collaboration partner and prepayments for our collaborations with OncoC4 Inc., Rockville, USA, €22.5 million (nil as of December 31, 2022), Ryvu Therapeutics S.A., Krakau, Poland, €15.7 million (€19.7 million as of December 31, 2022) and Medigene Immunotherapies GmbH, Planegg/Martinsried, €5.1 million (€9.4 million as of December 31, 2022). Prior year deferred expenses mainly comprise service contracts and insurance obligations.